                                                                      EXHIBIT 16

                              [MERRILL LYNCH LOGO]


                                IMPORTANT NOTICES


The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                                            DEAL NAME                                     DATA
Collateral Characteristics    Pool Balance                               $              1,570,275,023.03
                              # OF LOANS                                 #                        10,766
                              AVG PRIN BALANCE                           $                    145,855.01
                              GWAC                                       %                         7.56%
                              WA NET RATE                                %                         7.06%
                              WAM                                        #                           347
                              SEASONING                                  #                             4
                              SECOND LIENS                               %                         6.82%
                              SILENT SECONDS                             %                        38.43%
                              WA DTI                                     %                        41.67%
                              WA LTV (FIRST+SECOND LIENS)                %                        81.62%
                              WA SSCLTV (FIRST+SECOND+SILENT SECONDS)    %                        89.00%
                              WA FICO                                    #                           612
                              IO                                         %                        30.77%
                              IO LOAN + DTI > 45                         %                        12.13%
                              PREPAY PENALTIES                           %                        81.40%
                              TOP ORIGINATOR                            NAME
                              MASTER SERVICER                           NAME
                              TRUSTEE                                   NAME
                              CREDIT RISK MANAGER                       NAME

ARM CHARACTERISTICS           WAC (ARMS ONLY)                            %                         7.33%
                              WAM (ARMS ONLY)                            #                           360
                              WA MARGIN                                  %                         6.24%
                              WA INITIAL CAP                             %                         2.96%
                              WA PERIODIC CAP                            %                         1.03%
                              WA CAP                                     %                         6.30%
                              WA MONTHS TO ROLL                          #                            21

LOAN TYPE                     FIXED                                      %                         8.52%
                                                                10YR     %                         0.02%
                                                                15YR     %                         6.39%
                                                                20YR     %                         1.15%
                                                                30YR     %                        11.49%
                              BALLOONS                                   %                         9.48%
                              2/28 ARMS                                  %                        71.47%
                              3/27 ARMS                                  %                         8.25%
                              5/25 ARMS                                  %                         0.48%
                              OTHER HYBRID ARMS                          %                         0.73%

INDEX                         1-MONTH LIBOR                              %                         0.00%
                              6-MONTH LIBOR                              %                        80.94%
                              OTHER INDEX                                %                        19.06%

LOAN PURPOSE                  PURCHASE                                   %                        46.99%
                              CASH-OUT REFI                              %                        49.75%
                              RATE-TERM REFI                             %                         3.25%
                              DEBT CONSOLIDATION                         %                         0.00%

OCCUPANCY STATUS              OWNER                                      %                        98.13%
                              SECOND HOME                                %                         0.43%
                              INVESTOR                                   %                         1.44%

PROPERTY TYPE                 SINGLE FAMILY                              %                        75.98%
                              2-4 FAMILY                                 %                         3.91%
                              PUD                                        %                        14.97%
                              MH                                         %                         0.01%
                              CONDO                                      %                         4.39%

DOC TYPE                      FULL DOC                                   %                        47.20%
                              STATED DOC                                 %                        49.33%
                              LIMITED DOC                                %                         0.00%
                              NO DOC                                     %                         3.47%

MI DATA                       MI FLAG                                   Y/N                            N
                              % OF POOL COVERED                          %                         0.00%
                              EFFECTIVE LTV                              %                        81.62%

FICO DISTRIBUTION             FICO <460                                  %                         0.01%
                              FICO 460-479                               %                         0.00%
                              FICO 480-499                               %                         0.00%
                              FICO 500-519                               %                         0.90%
                              FICO 520-539                               %                         4.55%
                              FICO 540-559                               %                         7.65%
                              FICO 560-579                               %                        11.45%
                              FICO 580-599                               %                        15.61%
                              FICO 600-619                               %                        19.18%
                              FICO 620-639                               %                        14.39%
                              FICO 640-659                               %                        13.07%
                              FICO 660-679                               %                         4.87%
                              FICO 680-699                               %                         3.77%
                              FICO 700-719                               %                         1.80%
                              FICO 720-739                               %                         1.36%
                              FICO 740-759                               %                         0.86%
                              FICO >760                                  %                         0.54%

DTI DISTRIBUTION              DTI <10.00                                 %                         0.16%
                              DTI 10.00-19.99                            %                         1.71%
                              DTI 20.00-29.99                            %                         8.50%
                              DTI 30.00-39.99                            %                        27.37%
                              DTI 40.00-49.99                            %                        55.60%
                              DTI 50.00-59.99                            %                         6.65%
                              DTI 60.00-69.99                            %
                              DTI > 70                                   %

LTV DISTRIBUTION              LTV <20                                    %                         0.09%
                              LTV 20.01-30                               %                         0.47%
                              LTV 30.01-40                               %                         1.10%
                              LTV 40.01-50                               %                         2.65%
                              LTV 50.01-60                               %                         6.36%
                              LTV 60.01-70                               %                        51.94%
                              LTV 70.01-80                               %                        24.36%
                              LTV 80.01-90                               %                        13.03%
                              LTV 90.01-100                              %                         0.00%
                              LTV >100                                   %



SSCLTV   WA FICO  WAC   % BAL.  PURCH %  INVT PROP %  1ST LIEN %  % WITH S.2NDS   CA%  FULL DOC %   IO%  DTI %  DTI% > 45  % WITH MI
-------  ------- -----  ------  -------  -----------  ----------  -------------  ----  ----------  ----  -----  ---------  ---------
80-85%       583 7.372    12.4     15.5          2.0       100.0            0.3  19.3        51.4  28.6   40.0       32.5        0.0
85-90%       595 7.461    11.5     15.7          2.4        99.9            2.7  16.6        55.9  28.3   40.7       36.0        0.0
90-95%       610 7.503    15.7     28.0          3.9        99.4            8.8  16.5        55.8  30.5   40.6       37.8        0.0
95-100%      636 7.781    60.4     81.0          0.3        86.2           75.8  22.1        40.3  33.5   42.0       39.6        0.0


                                                               AGG PRINCIPAL  % OF PRINCIPAL
                                                   # OF LOANS     BALANCE         BALANCE      GWAC   WA CLTV   WA FICO
                                                   ----------  -------------  --------------  ------  -------   -------
LOAN BALANCE DISTRIBUTION     $ 0-25,000                  779     14,939,005            0.95  10.905    99.62       629
                              $ 25,001-50,000            1085     39,484,205            2.51  10.483    98.47       635
                              $ 50,001-75,000            1366     86,486,671            5.51   8.902    94.24       617
                              $ 75,001-100,000           1368    119,471,855            7.61   8.168    93.04       611
                              $ 100,001-150,000          2181    268,818,433           17.12   7.698    90.36       608
                              $ 150,001-200,000          1375    239,578,403           15.26   7.391    87.22       606
                              $ 200,001-250,000           924    206,940,897           13.18   7.226    86.97       608
                              $ 250,001-300,000           610    167,639,668           10.68   7.154    87.27       612
                              $ 300,001-350,000           401    130,352,418             8.3   7.092    88.04       614
                              $ 350,001-400,000           274    102,695,205            6.54   7.057    87.28       612
                              $ 400,001-450,000           174     74,066,200            4.72   7.037    86.72       620
                              $ 450,001-500,000           128     61,210,988             3.9   6.928    87.2        620
                              $ 500,001-550,000            48     25,278,752            1.61   7.069    88.46       625
                              $ 550,001-600,000            25     14,493,153            0.92    6.94    86.65       633
                              $ 600,001-650,000            15      9,457,831             0.6   7.161    85.3        625
                              $ 650,001-700,000             5      3,359,497            0.21   7.228    93.65       628
                              $ 700,001-750,000             7      5,121,843            0.33   7.043    81.41       624
                              $ 750,001-800,000
                              $ 800,001-850,000
                              $ 850,001-900,000             1        880,000            0.06    6.75       80       646
                              $ 900,001-950,000
                              $ 950,001-1,000,000
                              > $ 1,000,001

TOP 5 STATES      % OF TOTAL BAL      # OF LOANS    LOAN BAL        AVG LOAN BAL      WA LTV      % WITH 2ND      WA FICO
------------      --------------      ----------   -----------      ------------      ------      ----------      -------
California                 21.57            1333   338,782,641           254,151       80.09            8.87          623
FLORIDA                     7.04             750   110,576,066           147,435       81.63            7.68          620
TEXAS                       6.04            1243    94,863,616            76,318          84           11.59          609
ILLINOIS                    5.73             599    90,029,684           150,300          83            6.73          614
NEW YORK                    4.27             282    67,088,836           237,904       79.38            4.45          608


RUSS BELT STATES  % OF TOTAL BAL      # OF LOANS    LOAN BAL        AVG LOAN BAL      WA LTV      % WITH 2ND      WA FICO
----------------  --------------      ----------   -----------      ------------      ------      ----------      -------
INDIANA                    17.44             225    21,867,848            97,190       84.11            5.43          604
MICHIGAN                   51.22             601    64,219,514           106,854       84.32            6.43          610
OHIO                       31.34             382    39,300,153           102,880       83.59            3.29          605


                             WA SS                                INVT     1ST    % WITH         FULL                 DTI%   % WITH
ORIGINATOR/ SOURCE   WA LTV   CLTV  FICO   WAC   % BAL.  PURCH %  PROP %  LIEN %  S.2NDS   CA%   DOC %   IO%   DTI%   > 45     MI
-------------------  ------  -----  ----  -----  ------  -------  ------  ------  ------  -----  -----  -----  ----   -----  -------
Wilmington Finance,
 Inc.                79.92   84.23   607  7.298   35.05    28.54    1.14   95.06   22.13  18.84   42.9  38.38   40.5  37.71       0
MILA, Inc.            83.2   94.98   608  8.021   18.26    71.09     1.8   91.31   62.15  12.88  47.89  20.81  41.52  37.96       0
MortgageIT, Inc.      84.1   94.53   630  7.573   17.05    70.23    2.31    87.8   54.13   44.3  42.51  41.48  41.43   37.7       0
Name 4


                             WA SS   WA                           INVT     1ST    % WITH         FULL                 DTI%   % WITH
DOCUMENTATION        WA LTV   CLTV  FICO   WAC   % BAL.  PURCH %  PROP %  LIEN %  S.2NDS   CA%   DOC %   IO%   DTI%   > 45     MI
-------------------  ------  -----  ----  -----  ------  -------  ------  ------  ------  -----  -----  -----  -----  -----  -------
Stated
 Documentation        81.61  90.47   629  7.686   49.33    56.82    1.08   90.95   45.88  27.35      0  35.46  41.68  38.34        0
Full
 Documentation        81.62  87.71   595  7.437    47.2    37.61    1.68   95.33   31.88  15.27    100  25.56  40.82  38.14        0
Lite
 Documentation        81.27  85.76   603  7.319    2.67       35    3.49    95.3   23.73  28.95      0  34.06  34.01  21.71        0
12 Month Bank
 Statements           82.72  85.43   608  7.335    0.79    33.45    2.33   96.84   13.53  12.96      0  38.56  35.55   21.3        0
No Documentation         80    100   733   7.75    0.01      100       0     100     100      0      0      0      0      0        0



AGGREGATE LOANS (FIRST LIEN ONLY) : IN SPECIFIC BUCKET


                                                                                                                 % SECOND LIEN
                                                                                                                 (SIMULTANEOUS
FICO               % OF TOTAL DEAL    AVG LTV   MAX LTV   % FULL DOC  % OWNER OCC   % IO       WAC     MARGIN      OR SILENT)
-----------------  ---------------    -------   -------   ----------  -----------   -----     -----    ------    -------------
<520                          0.91      70.58     85.00        70.79          100   11.38     8.167      6.35            7.65
520-539                       4.54      73.26     90.00        73.09        99.82   12.84     7.803      5.81            3.34
540-559                       7.64      76.76     95.00        63.91        99.32   21.41     7.634      5.45            3.63
560-579                      11.44      79.55    100.00        66.26        98.98   24.16     7.774      5.85           19.02
580-599                      14.98      79.86    100.00         62.3        98.85   29.59     7.302      5.31           32.11
600-619                      17.82      80.45    100.00        47.45        98.15   26.27     7.322      5.27           50.14
620-639                      13.07       83.1    100.00        37.58        96.08   39.94     7.236      5.35           50.95
640-659                      11.85      84.39    100.00        31.42        95.91   42.11     7.119      5.29           48.36
660-679                       4.08      79.17    100.00        24.09        98.94   56.41     6.894      5.16           83.68
680-699                       3.13      79.99    100.00        18.15        98.51   54.96     6.826      5.42           86.86
700-719                       1.49      80.42     90.00        16.89          100   62.22     6.702      5.61           88.64
720-739                       1.10      80.17     95.00         14.4        94.62   67.09     6.788      5.55           96.84
740-759                       0.69       80.3    100.00        25.53          100   57.52     6.582      5.26           97.96
760-779                       0.25      80.57     90.00          2.9          100   65.01     6.662       5.4           94.25
780-800                       0.16         80     80.00            0          100   70.25     6.653       5.3             100
800+                          0.02         80     80.00            0          100       0     6.606      3.52             100
                   ---------------    -------   -------   ----------  -----------   -----     -----    ------    -------------
TOTALS (OF DEAL)             93.18      80.29    100.00        48.29        98.04   33.02     7.333      5.42           41.24
                   ===============    =======   =======   ==========  ===========   =====     =====    ======    =============


AGGREGATE LOANS (SECOND LIEN ONLY)

FICO               % OF TOTAL DEAL    AVG LTV   MAX LTV   % FULL DOC  % OWNER OCC   % IO      WAC      MARGIN
-----------------  ---------------    -------   -------   ----------  -----------   -----    ------    ------
<520
520-539                       0.00        100       100            0          100       0     10.65         0
540-559                       0.01        100       100            0          100       0      9.79         0
560-579                       0.01        100       100          8.2          100       0    10.689         0
580-599                       0.63      99.61       100        87.24          100       0    11.175         0
600-619                       1.36      99.72    100.01        51.45        99.78       0     11.29         0
620-639                       1.32      99.51       100        25.89         99.6       0    10.806         0
640-659                       1.22      99.84       100        17.26         99.5       0    10.516         0
660-679                       0.79      99.73       100        22.81          100       0     10.23         0
680-699                       0.64      99.82       100        13.92        98.24       0     9.842         0
700-719                       0.32       99.9       100        17.02          100       0     9.813         0
720-739                       0.26        100       100        13.45        94.21       0      9.77         0
740-759                       0.17       99.8       100        25.74          100       0      9.64         0
760-779                       0.06        100       100         3.08          100       0     9.961         0
780-800                       0.04        100       100            0          100       0     9.885         0
800+                          0.00        100       100            0          100       0     8.995         0


IF SECONDS IN DEAL:

Second Lien Loans

FRM %                          100
ARM %                            0


CREDIT ENHANCEMENT:
                       SUBORDINATION %
                       INITIAL OC %
                       TARGET OC % BEFORE STEPDOWN
                       TARGET OC % AFTER STEPDOWN
                       INITIAL EXCESS INTEREST
                       OTHER CE %

DERIVATIVES:

TRIGGERS:
                       DELINQUENCY TRIGGER
                       CUM LOSS TRIGGER

PERCENTAGE BY RANGE

                                LOANS WITHOUT MI

                                      FICO

                  <450   451-500   501-550   551-600   601-650   651-700   701-750   >750
         <20      0.00      0.00      0.03      0.04      0.01      0.01      0.00   0.00
         20-30    0.00      0.00      0.14      0.24      0.08      0.02      0.00   0.00
         30-40    0.00      0.00      0.24      0.42      0.36      0.08      0.00   0.00
         40-50    0.00      0.03      0.60      1.26      0.62      0.14      0.00   0.00
LTV      50-60    0.00      0.01      1.93      3.13      1.07      0.22      0.01   0.00
         60-70    0.00      0.03      4.03     14.10     21.44      8.82      2.77   0.74
         70-80    0.00      0.00      2.43     10.01     10.17      1.62      0.11   0.01
         80-90    0.00      0.00      0.00      2.56      6.68      2.93      0.68   0.18
         90-100   0.00      0.00      0.00      0.00      0.00      0.00      0.00   0.00
         >100

                                  LOANS WITH MI

                                      FICO

                  <450   451-500   501-550   551-600   601-650   651-700   701-750   >750
         <20
         20-30
         30-40
         40-50
LTV      50-60
         60-70
         70-80
         80-90
         90-100
         >100


LOAN COUNT

                                LOANS WITHOUT MI

                                      FICO

                  <450   451-500   501-550   551-600   601-650   651-700   701-750   >750
         <20         0         0         4         7         3         1         0      0
         20-30       0         0        13        26        10         3         0      0
         30-40       1         0        24        43        29         6         0      0
         40-50       0         1        56        98        52        13         0      0
LTV      50-60       0         2       160       237        89        15         1      0
         60-70       1         4       356      1447      2039       675       217     49
         70-80       0         0       249       868       772       127         7      1
         80-90       0         0         1       528      1603       673       207     47
         90-100      0         0         0         0         1         0         0      0
         >100
         #

                                  LOANS WITH MI

                                      FICO

                  <450   451-500   501-550   551-600   601-650   651-700   701-750   >750
         <20
         20-30
         30-40
         40-50
LTV      50-60
         60-70
         70-80
         80-90
         90-100
         >100


                         # OF           PRIN.      % OF PRINCIPAL          % OWNER                                      COVERAGE
FIRST LIEN LOANS:    MORTGAGE LOANS    BALANCE        BALANCE       WAC    OCCUPANCY  %ARM    FICO   CLTV   %FULL DOC   DOWN TO:
-------------------  --------------  -----------   --------------  -----   ---------  -----  ------  -----  ---------   --------
Less than 60.01%                390   67,620,545            12.35   7.04       97.04  65.34  581.00  50.92      52.22      50.47
80.01 to 85.00%
With MI:
Without MI:                     842  158,753,564            28.98   7.46       96.75  83.50  587.00  85.15      57.52      84.39
85.01 TO 90.00%
With MI:
Without MI:                    1157  223,005,182            40.71   7.51       95.23  85.83  607.00  89.89      58.44      89.59
90.01 TO 95.00%
With MI:
Without MI:                     389   73,661,401            13.45   8.02       99.23  88.81  614.00  94.89      51.75      94.67
95.01 TO 100.00%
With MI:
Without MI:                     191   24,694,294             4.51   8.14       98.36  80.60  634.00  99.76      80.02      99.76
                     --------------  -----------   --------------  -----   ---------  -----  ------  -----  ---------   --------
 TOTAL (FIRST LIEN)            2969  547,734,986           100.00   7.53       96.57  82.79  600.00  84.82      57.48      84.39
                     ==============  ===========   ==============  =====   =========  =====  ======  =====  =========   ========


     Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.

                              NUMBER                AVG.     % OF   % OF
                       WA IO    OF       LOAN       LOAN     TOTAL  TOTAL   WA           % OWNER      %         %             % FULL
    PRODUCT TYPE       TERM    LOANS    BALANCE    BALANCE     IO   POOL   FICO  WA LTV  OCCUPIED  PURCHASE  INVESTOR  WA DTI   DOC
---------------------  -----  ------  -----------  -------  ------  -----  ----  ------  --------  --------  --------  ------ ------
2/28 ARM 24 MONTH IO      24     205   39,230,991  191,371    8.12   2.50   624   81.45       100     75.80        --   42.87  52.77
2/28 ARM 36 MONTH IO      36       1      218,500  218,500    0.05   0.01   628   95.00       100        --        --   26.57 100.00
2/28 ARM 60 MONTH IO      60   1,446  381,373,582  263,744   78.93  24.29   626   80.23    99.553     48.48      0.12   41.70  35.99
2/28 ARM 120 MONTH IO    120       2      287,549  143,775    0.06   0.02   646   80.00       100    100.00        --   39.91 100.00
3/27 ARM 24 MONTH IO      24       3      420,920  140,307    0.09   0.03   634   81.82       100    100.00        --   44.98  26.99
3/27 ARM 36 MONTH IO      36      34    6,511,711  191,521    1.35   0.41   622   81.85       100     51.69        --   40.85  52.69
3/27 ARM 60 MONTH IO      60     136   34,379,611  252,791    7.11   2.19   631   79.88       100     44.23        --   40.78  42.15
5/25 ARM 60 MONTH IO      60      18    3,566,608  198,145    0.74   0.23   629   81.22       100     19.14        --   42.79  79.44
30 FIXED IO               60      68   15,678,562  230,567    3.24   1.00   618   79.11       100     20.41        --   40.38  59.77
15 FIXED IO               60       1      110,000  110,000    0.02   0.01   636  100.00       100        --        --   42.70 100.00
OTHER IO                 106       6    1,425,750  237,625    0.30   0.09   636   71.04       100     34.51        --   38.19  42.71
                       -----  ------  -----------  -------  ------  -----  ----  ------  --------  --------  --------  ------ ------
TOTALS:                   57   1,920  483,203,784  251,669  100.00  30.77   626   80.28    99.648     49.31      0.10   41.67  39.20
                       =====  ======  ===========  =======  ======  =====  ====  ======  ========  ========  ========  ====== ======
                                    1,570,275,023

     Please fill out chart with the appropriate characteristics for each rep line. Please note '% of total IO' should add up to 100%. Columns G, I, J, L, and M refer to % within the specific product type so they should not sum to 100%.

                             INITIAL PERIODIC CAPS

PRODUCT TYPE           1.00%     1.50%      2.00%      2.50%    3.00%  3.50%  4.00%   4.50%   5.00%
---------------------  -----    ------   ---------    -------  ------  -----  -----  ------  --------
2/28 ARM 24 MONTH IO      --         --        --   39,230,991    --     --     --     --     --
2/28 ARM 36 MONTH IO      --         --        --      218,500    --     --     --     --     --
2/28 ARM 60 MONTH IO      --  4,884,159        --  376,489,423    --     --     --     --     --
2/28 ARM 120 MONTH IO     --         --        --      287,549    --     --     --     --     --
3/27 ARM 24 MONTH IO      --         --        --      420,920    --     --     --     --     --
3/27 ARM 36 MONTH IO      --         --        --    6,511,711    --     --     --     --     --
3/27 ARM 60 MONTH IO      --    180,000        --   34,199,611    --     --     --     --     --
5/25 ARM 60 MONTH IO      --    480,000        --    3,086,608    --     --     --     --     --
OTHER IO

     Please fill out with total value dollars for loans in the pool that fall into teach cell of the matrix.

                                                                                               % SECOND
                                                                                                 LIEN
             % OF TOTAL                                         % OWNER                      (SIMULTANEOUS
FICO             DEAL      AVG LTV    MAX LTV     % FULL DOC       OCC      WAC    MARGIN      OR SILENT)
---------    ----------    -------    -------     ----------    -------   ------   ------    -------------
520-539            0.34      74.33      85.00         68.420     100.00    7.711     6.71             9.27
540-559            1.90      71.52      90.00         62.970     100.00    7.521     6.71             3.05
560-579            5.32      75.02      90.00         53.140     100.00    7.226     6.66             4.00
580-599            8.98      78.21      95.00         51.400     100.00    7.296     6.57             6.35
600-619           14.40      79.47      95.00         59.710      99.58    7.177     6.08            26.48
620-639           15.22      80.45     100.00         54.560      99.20    7.036     5.91            48.13
640-659           16.96      82.67     100.00         34.330     100.00     7.04     5.87            60.65
660-679           16.22      82.69     100.00         24.260      99.76    6.995     5.80            65.98
680-699            7.48      80.03      95.00         23.370     100.00    6.829     5.80            89.21
700-719            5.59      79.80      95.00         15.090     100.00    6.809     5.73            92.58
720-739            3.01      80.35      90.00         14.880     100.00    6.686     5.90            94.94
740-759            2.40      80.04      85.00         11.130      94.52     6.68     5.58            97.17
760-779            1.28      80.00      80.00         28.880     100.00     6.43     5.54           100.00
780-800            0.54      80.00      80.00          0.000     100.00    6.417     5.40           100.00
800+               0.37      80.00      80.00          0.000     100.00    6.474     5.68           100.00